      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 2003



                                                    Registration No. 333-105347
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                            ------------------------

                              THE SHAW GROUP INC.*
             (exact name of registrant as specified in its charter)

                    LOUISIANA                                     3490                                 72-1106167
(State or Other Jurisdiction of Incorporation or      (Primary Standard Industrial        (I.R.S. Employer Identification No.)
                  Organization)                        Classification Code Number)

                         4171 ESSEN LANE                                                  GARY P. GRAPHIA
                   BATON ROUGE, LOUISIANA 70809                                    SECRETARY AND GENERAL COUNSEL
                          (225) 932-2500                                                  4171 ESSEN LANE
                   (Address, Including Zip Code,                                   BATON ROUGE, LOUISIANA 70809
            and Telephone Number, Including Area Code,                                    (225) 932-2500
           of Registrant's Principal Executive Offices)                         (Name, Address, Including Zip Code,
                                                                                  and Telephone Number, Including
                                                                                 Area Code, of Agent for Service)

                            ------------------------
                                    Copy to:
                              DAVID P. OELMAN, ESQ.
                             VINSON & ELKINS L.L.P.
                              2300 FIRST CITY TOWER
                               1001 FANNIN STREET
                            HOUSTON, TEXAS 77002-6760
                                  713-758-2222
                               713-758-2346 (FAX)
                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

      If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]




* Includes certain subsidiaries of The Shaw Group Inc. identified on the following pages.

                    AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  33-1011591
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                         ARLINGTON AVENUE E VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)


                    DELAWARE                                   68-0498475
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        BENICIA NORTH GATEWAY II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  75-3047268
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 B.F. SHAW, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                 SOUTH CAROLINA                                72-1106168
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            CAMDEN ROAD VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   68-0498480
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            C.B.P. ENGINEERING CORP.
             (Exact Name of Registrant As Specified In Its Charter)

                    ILLINOIS                                   36-2860678
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            CHIMENTO WETLANDS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  01-0692358
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 EMCON/OWT, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  77-0589893
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                ENVIROGEN, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                     DELAWARE                                   22-2899415
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              FIELD SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1482550
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                      GREAT SOUTHWEST PARKWAY VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   68-0498479
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              HL NEWHALL II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  73-1638493
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            JERNEE MILL ROAD, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  77-0592653
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              KATO ROAD II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  73-1641813
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                  KIP I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  77-0591660
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             LANDBANK BAKER, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  03-0445175
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           LANDBANK PROPERTIES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  73-1638502
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             LFG SPECIALTIES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  33-1011588
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                    MILLSTONE RIVER WETLAND SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  74-3040582
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                   MWR, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                     MICHIGAN                                  38-2677202
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            NORWOOD VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  APPLIED FOR
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                          OTAY MESA VENTURES II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  27-0009050
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           PLATTSBURG VENTURE, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  27-0009151
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            POWER TECHNOLOGIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1496643
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                      PROSPECT INDUSTRIES (HOLDINGS), INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   36-2860679
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            RARITAN VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  75-3046549
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                S C WOODS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   72-1507985
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 SHAW A/DE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1326466
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        SHAW ALLOY PIPING PRODUCTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-0742268
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                SHAW BENECO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  68-0501371
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW CALIFORNIA, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  04-3667855
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                               SHAW CAPITAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                     NEVADA                                    88-0441288
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 SHAW CMS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   54-1574893
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                SHAW CONNEX, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   31-1333038
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW CONSTRUCTORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-0944168
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                       SHAW E&I INVESTMENT HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  41-2037834
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW ENVIRONMENTAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  77-0589932
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                    SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  75-3044680
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                 SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  57-1158927
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  62-1718401
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              SHAW FACILITIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  82-0540781
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 SHAW FCI, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   72-1266939
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 SHAW FVF, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1135365
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        SHAW GLOBAL ENERGY SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-0962273
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW GRP OF CALIFORNIA
             (Exact Name of Registrant As Specified In Its Charter)

                   CALIFORNIA                                  72-1492217
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                                 SHAW HEAT, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  94-3419136
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        SHAW INDUSTRIAL SUPPLY CO., INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1310139
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW INFRASTRUCTURE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  41-2042864
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                    SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  45-0475552
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1237437
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW JV HOLDINGS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1483385
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW MAINTENANCE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1360032
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           SHAW MANAGED SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1345961
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                       SHAW MANAGEMENT SERVICES ONE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  41-2055300
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)


                               SHAW NAPTECH, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    DELAWARE                                   87-0492102
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                             SHAW PIPE SHIELDS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                   CALIFORNIA                                  94-1682925
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW PIPE SUPPORTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                      TEXAS                                    72-1266940
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        SHAW POWER SERVICES GROUP, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1515472
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            SHAW POWER SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1338077
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                     SHAW PROCESS AND INDUSTRIAL GROUP, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1405017
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                         SHAW PROCESS FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1080769
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                          SHAW PROPERTY HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  27-0009256
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        SHAW REMEDIATION SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  75-3046705
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              SHAW SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1515466
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           SHAW SSS FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1495933
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                         SHAW SUNLAND FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1239935
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                     SHAW WORD INDUSTRIES FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    OKLAHOMA                                   73-1486975
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              SO-GLEN GAS CO., LLC
             (Exact Name of Registrant As Specified In Its Charter)

                      OHIO                                     34-1881112
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           STONE & WEBSTER ASIA, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1481348
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                       STONE & WEBSTER CONSTRUCTION, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1481673
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                  STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1515465
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        STONE & WEBSTER HOLDING ONE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1478573
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        STONE & WEBSTER HOLDING TWO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1478616
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                              STONE & WEBSTER, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1478572
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                       STONE & WEBSTER INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1484951
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                  STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1486511
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

            STONE & WEBSTER - IT RUSSIA MANAGEMENT CONSULTANTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  43-1969254
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                STONE & WEBSTER-JSC MANAGEMENT CONSULTANTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  81-0579206
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                  STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1483422
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                       STONE & WEBSTER MASSACHUSETTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                  MASSACHUSETTS                                04-3529340
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                         STONE & WEBSTER MICHIGAN, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    MICHIGAN                                   72-1493510
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                    STONE & WEBSTER PROCESS TECHNOLOGY, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1478641
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                        STONE & WEBSTER SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1515448
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                         SWINC ACQUISITION FIVE, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  72-1479284
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                            THE LANDBANK GROUP, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  01-0679394
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

                           WHIPPANY VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

                    LOUISIANA                                  33-1003786
(State or Other Jurisdiction of Incorporation or     (I.R.S. Employer Identification
                  Organization)                                  Number)

      EACH REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

   Section 83 of the Louisiana Business Corporation Law or the LBCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another business, foreign or nonprofit corporation, partnership, joint venture or other enterprise. The indemnity may include expenses, including attorney fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 83 further provides that a Louisiana corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions except that no indemnification is permitted without judicial approval if the director or officer shall have been adjudged to be liable for willful or intentional misconduct in the performance of his duty to the corporation. Where an officer or director is successful on the merits or otherwise in any defense of any action referred to above or any claim therein, the corporation must indemnify him against such expenses that such officer or directly actually incurred. Section 83 permits a corporation to pay expenses incurred by the officer or director in defending an action, suit or proceeding in advance of the final disposition thereof if approved by the board of directors.

   Pursuant to Section 83 of the LBCL, the Company has adopted provisions in its articles of incorporation which require the Company to indemnify its directors and officers to the fullest extent permitted by the LBCL.

   The Company has entered into indemnification agreements with its directors and certain of its officers which provide that the Company will, if certain conditions are met and the director or officer acted in accordance with the applicable and standards and subject to certain procedures and exceptions, indemnify the persons for claims, judgments and related expenses resulting from their services on behalf of the Company and its affiliated entities in any pending, threatened or completed action, suit or proceeding, whether civil, administrative or criminal, except where (1) the Company is prohibited by law from providing such indemnification; (2) payment of the indemnification amounts has been made under an insurance policy; or (3) the director or officer gained a personal profit to which he or she was not legally entitled including profits arising from the violation of certain securities laws.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits. The following exhibits are filed herewith pursuant to the requirements of Item 601 of Regulation S-K:

   3.1 Composite of the Restatement of the Articles of Incorporation of The Shaw Group Inc., as amended by (i) Articles of Amendment dated
              January 22, 2001 and (ii) Articles of Amendment dated July 31,
              2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended
              August 31, 2001).
   3.2 Articles of Amendment of the Restatement of the Articles of Incorporation of The Shaw Group Inc. dated January 22, 2001
              (incorporated by reference to the designated Exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended
              February 28, 2001).
   3.3 Articles of Amendment to Restatement of the Articles of Incorporation of The Shaw Group Inc. dated July 31, 2001
              (incorporated by reference to the designated Exhibit to The Shaw
              Group Inc.'s Registration Statement on Form 8-A filed on July 30,
              2001).
   3.4        Amended and Restated By-Laws of The Shaw Group Inc. dated December
              8, 1993 (incorporated by reference to the designated Exhibit to The Shaw Group Inc.'s Annual Report on Form 10-K for the fiscal year ended August 31, 1994, as amended).

   4.1        Specimen Common Stock Certificate (incorporated by reference to the designated Exhibit to the Company's Registration Statement on Form S-1 filed on October 22, 1993, as amended (No.
              33-70722)).
   4.2        Indenture dated as of May 1, 2001, between The Shaw Group Inc. and
              United States Trust Company of New York including Form of Liquid
              Yield Option(TM) Note Due 2021 (Zero Coupon-Senior) (Exhibits A-1
              and A-2) (incorporated herein by reference to the designated
              Exhibit to the Company's Current Report on Form 8-K filed on May
              11, 2001).
   4.3        Rights Agreement, dated as of July 9, 2001, between The Shaw
              Group Inc. and First Union National Bank, as Rights Agent,
              including the Form of Articles of Amendment to the Restatement
              of the Articles of Incorporation of the Company as Exhibit A,
                                                                 ---------
              the form of Rights Certificate as Exhibit B and the form of the
                                                ---------
              Summary of Rights to Purchase Preferred Shares as Exhibit C
                                                                ---------
              (incorporated by reference to the designated Exhibit to the
              Company's Registration Statement on Form 8-A filed on July 30,
              2001).
   4.4        Indenture dated as of March 17, 2003, by and among The Shaw Group
              Inc., the Subsidiary Guarantors party thereto, and The Bank of New
              York, as trustee (incorporated by reference to the designated
              Exhibit to the Company's Quarterly Report on Form 10-Q for the
              quarter ended February 28, 2003).
   4.5        Registration Rights Agreement dated as of March 17, 2003, by and among The Shaw Group Inc. and Credit Suisse First Boston LLC,
              UBS Warburg LLC, BMO Nesbit Burns Corp., Credit Lyonnais
              Securities (USA) Inc., BNP Paribas Securities Corp. and U.S.
              Bancorp Piper Jaffray Inc. (incorporated by reference to the designated Exhibit to the Company's Quarterly Report on Form
              10-Q for the quarter ended February 28, 2003).
   4.6        Form of 10-3/4% Senior Note Due 2010 (Included as Exhibit I to the
              Indenture incorporated by reference as Exhibit 4.4 hereto).
   5.1*       Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.
   5.2*       Opinion of Kantrow, Spaht, Weaver & Blitzer (A Professional Law
              Corporation) regarding the validity of the securities being registered.
   10.1       The Shaw Group Inc. 1993 Employee Stock Option Plan, amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for
              the fiscal year ended August 31, 2001).
   10.2       The Shaw Group Inc. 1996 Non-Employee Director Stock Option Plan,
              amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001).
   10.3       The Shaw Group Inc. 2001 Employee Incentive Compensation Plan,
              amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001).
   10.4       The Shaw Group Inc. Stone & Webster Acquisition Stock Option
              Plan  (incorporated by reference to the to the Company's
              Registration Statement on Form S-8 filed on June 12, 2001 (No
              333-62856)).
   10.5       Second Amended and Restated Credit Agreement dated as of
              February 28, 2002, among The Shaw Group Inc. Bank One, NA,
              Firstar Bank, N.A., Credit Lyonnais New York Branch and Union
              Planters Bank, N.A. (incorporated by reference to the designated
              Exhibit of the Company's Quarterly Report on Form 10-Q for the
              quarter ended February 28, 2002).
   10.6       Employment Agreement dated as of April 10, 2001, by and between
              The Shaw Group Inc. and J.M. Bernhard, Jr.  (incorporated by reference to the designated Exhibit to the Company's Annual
              Report on From 10-K for the fiscal year ended August 31, 2001).
   10.7       Employment Agreement dated as of May 5, 2000, by and between The
              Shaw Group Inc. and Richard F. Gill and amended January 10,
              2001(incorporated by reference to the designated Exhibit to the
              Company's Annual Report on Form 10-K for the fiscal year ended
              August 31, 2001).

   10.8       Employment Agreement dated as of May 1, 2000, by and between The
              Shaw Group Inc. and Robert L. Belk (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K
              for the fiscal year ended August 31, 2000).
   10.9       Employment Agreement dated as of July 10, 2002, by and between
              The Shaw Group Inc. and T. A. Barfield, Jr. (incorporated by reference to the designated Exhibit to the Company's Annual
              Report on Form 10-K for the fiscal year ended August 31, 2002).
   10.10      Asset Purchase Agreement, dated as of July 14, 2000, among Stone &
              Webster, Incorporated, certain subsidiaries of Stone & Webster,
              Incorporated and The Shaw Group Inc. (incorporated by reference to the designated Exhibit to the Company's Current Report on Form 8-K
              filed on July 28, 2000).
   10.11      Composite Asset Purchase Agreement, dated as of January 23,
              2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the
              following amendments: (i) Amendment No. 1, dated January 24,
              2002, to Asset Purchase Agreement, (ii) Amendment No. 2, dated
              January 29, 2002, to Asset Purchase Agreement, and (iii) a
              letter agreement amending Section 8.04(a)(ii) of the Asset
              Purchase Agreement, dated as of April 30, 2002, between The IT
              Group, Inc. and The Shaw Group Inc.  (incorporated herein by reference to designated Exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on
              May 16, 2002).  Pursuant to Item 601(b)(2) of Regulation S-K,
              the exhibits and schedules referred to in the Asset Purchase
              Agreement are omitted.  The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
   10.12      Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. (incorporated herein by reference to the designated Exhibit to the Company's Current
              Report on Form 8-K filed with the Securities and Exchange
              Commission on May 16, 2002).  Pursuant to Item 601(b)(2) of
              Regulation S-K, the exhibits and schedules referred to in
              Amendment No. 3 are omitted.  The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
   10.13      Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. (incorporated herein by reference to the designated Exhibit to the Company's Current
              Report on Form 8-K filed with the Securities and Exchange
              Commission on May 16, 2002.)
   10.14      Third Amended and Restated Credit Agreement, dated as of March 17,
              2003, by and among The Shaw Group Inc., as borrower, Credit
              Lyonnais New York Branch, as a joint arranger and sole book runner, Credit Suisse First Boston, as joint arranger, Harris
              Trust and Savings Bank and BNP Paribas co-syndication agents, U.S.
              Bank National Association, as documentation agent, and the other lenders signatory thereto. (incorporated herein by reference to
              Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2003).
  12.1        Computation of Ratios of Earnings and Fixed Charges (incorporated herein by reference to the designated Exhibit to the Company's
              Annual Report on Form 10-K for the fiscal year ended August 31,
              2002.)
  21.1        Subsidiaries of Shaw (incorporated herein by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for
              the fiscal year ended December 31, 2002).
  23.1*       Consent of Ernst & Young LLP.
  23.6*       Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
  23.7*       Consent of Kantrow, Spaht, Weaver & Blitzer (A Professional Law
              Corporation) (included in Exhibit 5.2).
  24.1*       Powers of Attorney (included in the signature pages of this
              Registration Statement).
  25.1        Statement of Eligibility on Form T-1 of The Bank of New York (filed herewith).


----------

* Previously filed.

------------------------

(b) Financial Statement Schedules. Incorporated herein by reference to Item 8 of Shaw's annual report on Form 10-K for the year ended August 31, 2002

ITEM 22.  UNDERTAKINGS

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of any Registrant, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      Each registrant hereby undertakes

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (a) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (b) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

      (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; and

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(6) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    THE SHAW GROUP INC.



                                    By:  /s/ Gary P. Graphia
                                         ---------------------------------------
                                         Gary P. Graphia
                                         Secretary and General Counsel

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



              SIGNATURE                                CAPACITY
              ---------                                --------
                 *                        Chief Executive Officer and
--------------------------------
         J. M. Bernhard, Jr.              Chairman of the Board of
                                          Directors (Principal Executive
                                          Officer)

                 *                        Executive Vice President and
--------------------------------
           Robert L. Belk                 Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)

                 *                        Director
--------------------------------
          Albert McAlister

                 *                        Director
--------------------------------
           L. Lane Grigsby

                 *                        Director
--------------------------------
           David W. Hoyle

                 *                        Director
--------------------------------
        John W. Sinders, Jr.

                 *                        Director
--------------------------------
          William H. Grigg



                *                         Director
--------------------------------
       Charles E. Roemer, III




* By: /s/ Gary P. Graphia
      ---------------------------------
      Gary P. Graphia, Attorney-in-Fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    B.F. SHAW, INC.
                                    SHAW CONNEX, INC.



                                    By:                  *
                                       -----------------------------------------
                                    Name:  Robert L. Belk
                                    Title: Vice President and Treasurer



      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



               SIGNATURE                            CAPACITY
               ---------                            --------
                   *                      President (Principal
------------------------------------
           Jeff Ottosen, Sr.              Executive Officer)

                   *                      Vice President, Treasurer
------------------------------------
            Robert L. Belk                and Director (Principal
                                          Financial and Accounting
                                          Officer)

/s/ Gary P. Graphia                       Director
------------------------------------
            Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    --------------------------------
    Gary P. Graphia, Attorney-in-fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    C.B.P. ENGINEERING CORP.
                                    PROSPECT INDUSTRIES (HOLDINGS), INC.
                                    SHAW PIPE SHIELDS, INC.



                                    By:           *
                                           -------------------------------------
                                    Name:  Robert L. Belk
                                    Title: Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



              SIGNATURE                             CAPACITY
              ---------                             --------
                   *                     President and Director
------------------------------------     (Principal Executive Officer)
           Richard F. Gill

                   *                     Vice President, Treasurer and
------------------------------------     Director (Principal Financial
            Robert L. Belk               and Accounting Officer)

/s/ Gary P. Graphia                      Director
------------------------------------
           Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    FIELD SERVICES, INC.
                                    SHAW A/DE, INC.
                                    SHAW ALLOY PIPING PRODUCTS, INC.
                                    SHAW FCI, INC.
                                    SHAW GRP OF CALIFORNIA
                                    SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
                                    SHAW MANAGED SERVICES, INC.
                                    SHAW MANAGEMENT SERVICES ONE, INC.
                                    SHAW PIPE SUPPORTS, INC.
                                    SHAW PROCESS AND INDUSTRIAL GROUP, INC.
                                    SHAW PROCESS FABRICATORS, INC.
                                    SHAW WORD INDUSTRIES FABRICATORS, INC.
                                    STONE & WEBSTER ASIA, INC.
                                    STONE & WEBSTER HOLDING ONE, INC.
                                    STONE & WEBSTER HOLDING TWO, INC.
                                    STONE & WEBSTER INTERNATIONAL, INC.
                                    STONE & WEBSTER INTERNATIONAL
                                       HOLDINGS, INC.
                                    STONE & WEBSTER PROCESS TECHNOLOGY, INC.



                                    By:                   *
                                          --------------------------------------
                                    Name: Robert L. Belk
                                    Title: Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



             SIGNATURE                             CAPACITY
             ---------                             --------
                *                      President (Principal Executive
--------------------------------       Officer)
          Richard F. Gill

                *                      Vice President, Treasurer and
--------------------------------       Director (Principal Financial
           Robert L. Belk              and Accounting Officer)

/s/ Gary P. Graphia                    Director
------------------------------------
          Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                         EMCON/OWT, INC.



                                         By:                *
                                            ------------------------------------
                                         Name:    Richard Peluso
                                         Title:   President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




              SIGNATURE                              CAPACITY
              ---------                              --------
                *                          President (Principal Executive Officer)
------------------------------------
           Richard Peluso

                                           Executive Vice President, Treasurer and
                *                          Chief Financial Officer (Principal
------------------------------------       Financial and Accounting Officer)
             Mary Geiger


                *
------------------------------------       Director
        T. A. Barfield, Jr.


/s/ Gary P. Graphia
------------------------------------       Director
          Gary P. Graphia




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                          POWER TECHNOLOGIES, INC.



                                          By:             *
                                             -----------------------------------
                                          Name:    Reynolds M. Delgado
                                          Title:   President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



            SIGNATURE                                     CAPACITY
            ---------                                     --------
                *                         President and Director (Principal
------------------------------------      Executive Officer)
         Reynolds M. Delgado


                *                         Secretary, Treasurer and Director
------------------------------------      (Principal Financial and Accounting
            Ronald Cayon                  Officer)



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                              SHAW BENECO, INC.



                              By:               *
                                 -----------------------------------------------
                              Name:    Robert L. Belk
                              Title:   Executive Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



              SIGNATURE                                  CAPACITY
              ---------                                  --------
                                          Chief Executive Officer and Chairman of the
                *                         Board of Directors (Principal Executive
------------------------------------      Officer)
         T. A. Barfield, Jr.


                *                         Executive Vice President and Treasurer
------------------------------------      (Principal Financial and Accounting Officer)
          Robert L. Belk

/s/ Gary P. Graphia
------------------------------------      Director
         Gary P. Graphia




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.



                                  SHAW CAPITAL, INC.


                                  By:                *
                                       -----------------------------------------
                                  Name:    Robert L. Belk
                                  Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                  SIGNATURE                                      CAPACITY
                  ---------                                      --------
                        *                             President (Principal Executive Officer)
----------------------------------------------
               J. M. Bernhard, Jr.


                        *                             Vice President, Treasurer and Director (Principal
----------------------------------------------        Financial and Accounting Officer)
                 Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------        Director
                 Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                          SHAW CMS, INC.



                                          By:             *
                                             -------------------------------
                                          Name:    T. A. Barfield, Jr.
                                          Title:   President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                         CAPACITY
                    ---------                                         --------
                        *                               President and Director (Principal Executive
----------------------------------------------          Officer)
               T. A. Barfield, Jr.


                        *                               Executive Vice President and Treasurer
----------------------------------------------          (Principal Financial and Accounting Officer)
                 Scott LaGrange

                        *
----------------------------------------------          Director
                Daniel J. Shapiro




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.



                                                     SHAW CONSTRUCTORS, INC.


                                                     By:             *
                                                        ------------------------
                                                     Name:    Ronnie Volentine
                                                     Title:   President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                    SIGNATURE                                             CAPACITY
                    ---------                                             --------
                        *                             President and Director (Principal Executive
----------------------------------------------        Officer)
                Ronnie Volentine


                        *                             Treasurer (Principal Financial and Accounting
----------------------------------------------        Officer)
                   Lee Barnett

                        *
----------------------------------------------        Director
                Michael L. Thomas




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                              SHAW E&I INVESTMENT HOLDINGS, INC.
                              SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
                              SHAW FACILITIES, INC.
                              SHAW INFRASTRUCTURE, INC.
                              SHAW PROPERTY HOLDINGS, INC.
                              STONE & WEBSTER - IT RUSSIA MANAGEMENT
                                   CONSULTANTS, INC.



                              By:                         *
                                  ----------------------------------------------
                              Name:    Robert L. Belk
                              Title:   Executive Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



              SIGNATURE                                             CAPACITY
              ---------                                             --------
                        *                               President and Director
----------------------------------------------          (Principal Executive Officer)
                T. A. Barfield, Jr.


                        *                               Executive Vice President and Treasurer
----------------------------------------------          (Principal Financial and Accounting Officer)
                  Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------           Director
                  Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                         SHAW ENVIRONMENTAL, INC.



                                         By:             *
                                            ------------------------------------
                                         Name:    Robert L. Belk
                                         Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




              SIGNATURE                                             CAPACITY
              ---------                                             --------
                        *                                 President and Director
----------------------------------------------            (Principal Executive Officer)
                 T. A. Barfield, Jr.

                                                          Vice President and Treasurer (Principal
                        *                                 Financial and Accounting Officer)
----------------------------------------------
                    Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------            Director
                   Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW FABRICATORS, INC.



                                    By:             *
                                       ----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




              SIGNATURE                                              CAPACITY
              ---------                                              --------
                        *                             President (Principal Executive Officer)
----------------------------------------------
                Michael Boudreaux


                        *                             Vice President, Treasurer and Director (Principal
----------------------------------------------        Financial and Accounting Officer)
                 Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------        Director
                 Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.



                                      SHAW FVF, INC.


                                      By:             *
                                         -----------------------------------
                                      Name:    Robert L. Belk
                                      Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                             CAPACITY
                     ---------                                             --------
                        *                               President (Principal Executive Officer)
----------------------------------------------
                 David L. Landers


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                  Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------          Director
                  Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW GLOBAL ENERGY SERVICES, INC.



                                    By:             *
                                       -----------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                             CAPACITY
                     ---------                                             --------
                        *                               President and Director
----------------------------------------------          (Principal Executive Officer)
                Mitchell A. Rayner


                                                        Vice President and Treasurer (Principal
                        *                               Financial and Accounting Officer)
----------------------------------------------
                  Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------          Director
                  Gary P. Graphia




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW HEAT, INC.
                                    SHAW NAPTECH, INC.
                                    SHAW SSS FABRICATORS, INC.
                                    SHAW SUNLAND FABRICATORS, INC.



                                    By:             *
                                        ---------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                        *                               President (Principal Executive Officer)
----------------------------------------------
               Mitchell A. Rayner


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                 Robert L. Belk

/s/ Gary P. Graphia
----------------------------------------------          Director
                 Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW INDUSTRIAL SUPPLY CO., INC.



                                    By:            *
                                        ----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                        *                               President (Principal Executive Officer)
----------------------------------------------
                 Louis V. Stuart


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                 Robert L. Belk

/s/ Gary P. Graphia
-----------------------------------------------         Director
                 Gary P. Graphia




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                     SHAW INTERNATIONAL, INC.



                                     By:            *
                                        ----------------------------------------
                                     Name:    Robert L. Belk
                                     Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                        *                               President (Principal Executive Officer)
----------------------------------------------
               Michael H. Wootton


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                 Robert L. Belk

                        *
----------------------------------------------          Director
                 Richard F. Gill

/s/ Gary P. Graphia
----------------------------------------------          Director
                 Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW MAINTENANCE, INC.



                                    By:                   *
                                       -----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                     SIGNATURE                                            CAPACITY
                     ---------                                            --------
                        *                               President (Principal Executive Officer)
----------------------------------------------
               N. Andrew Dupuy, Jr.


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                  Robert L. Belk

              /s/ Gary P. Graphia
----------------------------------------------          Director
                  Gary P. Graphia




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    SHAW POWER SERVICES, INC.



                                    By:                   *
                                        ----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                     SIGNATURE                                             CAPACITY
                        *                               President (Principal Executive Officer)
----------------------------------------------
                   Frank Fronek


                        *                               Vice President, Treasurer and Director
----------------------------------------------          (Principal Financial and Accounting Officer)
                  Robert L. Belk

              /s/ Gary P. Graphia
----------------------------------------------          Director
                  Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    STONE & WEBSTER CONSTRUCTION, INC.



                                    By:             *
                                       -------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                    SIGNATURE                                        CAPACITY
                    ---------                                        --------
                        *                               President and Director
----------------------------------------------          (Principal Executive Officer)
                 Robert L. Belk


             /s/ Gary P. Graphia                        Vice President, Secretary, Treasurer and
----------------------------------------------          Director (Principal Financial and Accounting
                 Gary P. Graphia                        Officer)




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    STONE & WEBSTER, INC.



                                    By:             *
                                      ------------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



              SIGNATURE                                             CAPACITY
              ---------                                             --------
                        *                             President and Director
----------------------------------------------        (Principal Executive Officer)
                 Richard F. Gill


                        *                             Vice President, Treasurer and Director
----------------------------------------------        (Principal Financial and Accounting Officer)
                 Robert L. Belk




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    STONE & WEBSTER - JSC MANAGEMENT
                                       CONSULTANTS, INC.



                                    By:            *
                                       -----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Senior Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                        *                               President and Director (Principal Executive
----------------------------------------------          Officer)
               Reynolds M. Delgado


                        *                               Senior Vice President and Treasurer (Principal
----------------------------------------------          Financial and Accounting Officer)
                 Robert L. Belk


                        *                               Director
----------------------------------------------
               T. A. Barfield, Jr.





*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                    STONE & WEBSTER MANAGEMENT
                                         CONSULTANTS, INC.



                                    By:            *
                                        ----------------------------------------
                                    Name:    Robert L. Belk
                                    Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.




                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                        *                               President and Director (Principal Executive
----------------------------------------------          Officer)
               Reynolds M. Delgado


                        *                               Vice President and Treasurer (Principal
----------------------------------------------          Financial and Accounting Officer)
                 Robert L. Belk

                        *
----------------------------------------------          Director
                 Richard F. Gill





*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                           STONE & WEBSTER MASSACHUSETTS, INC.



                                           By:            *
                                              ----------------------------------
                                           Name:    Robert L. Belk
                                           Title:   Vice President and Treasurer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                SIGNATURE                                        CAPACITY
                ---------                                        --------
                        *                               President and Director
----------------------------------------------          (Principal Executive Officer)
                  Gerald R. Doton


                        *                               Vice President and Treasurer (Principal
----------------------------------------------          Financial and Accounting Officer)
                  Robert L. Belk

                        *
----------------------------------------------          Director
                  Richard F. Gill

                        *
----------------------------------------------          Director
                  Joseph A. Green



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                         STONE & WEBSTER MICHIGAN, INC.



                                         By:              *
                                            ------------------------------------
                                         Name:    Richard M. Grieve
                                         Title:   President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                          CAPACITY
                     ---------                                          --------
                        *                               President and Director (Principal Executive
----------------------------------------------          Officer)
                 Richard M. Grieve


                        *                               Treasurer (Principal Financial and Accounting
----------------------------------------------          Officer)
                  Robert L. Belk

                        *
----------------------------------------------          Director
                  Richard F. Gill

                        *
----------------------------------------------          Director
                 A. Stanley Lucks



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                   THE LANDBANK GROUP, INC.


                   By:                          *
                        --------------------------------------------------------
                   Name:    T. A. Barfield, Jr.
                   Title:   Chief Executive Officer and Chairman of the Board


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                SIGNATURE                                             CAPACITY
                ---------                                             --------
                        *                             Chief Executive Officer and Chairman of the
----------------------------------------------        Board of Directors (Principal Executive Officer)
               T. A. Barfield, Jr.


                        *                             Executive Vice President, Treasurer and Director
----------------------------------------------        (Principal Financial and Accounting Officer)
                  Dirk J. Wild

                        *
----------------------------------------------        Director
                Daniel J. Shapiro





*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                          AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.
                          SO-GLEN GAS CO., LLC


                          By:      EMCON/OWT, INC.
                                   As Sole Member


                          By:            *
                             ---------------------------------------------------
                          Name:    Robert L. Belk
                          Title:   Executive Vice President, Assistant Treasurer
                                   and Assistant Chief Financial Officer


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                      SIGNATURE                                               CAPACITY
                      ---------                                               --------
                        *                               President (Principal Executive Officer) of
----------------------------------------------          EMCON/OWT, Inc., the sole member of the above named
                    Richard Peluso                      entities

                                                        Executive Vice President, Treasurer and Chief
                        *                               Financial Officer (Principal Financial and
----------------------------------------------          Accounting Officer) of EMCON/OWT, Inc., the sole
                     Mary Geiger                        member of the above named entities




                        *                               Director of EMCON/OWT, Inc., the sole member of the
----------------------------------------------          above named entities
                 T. A. Barfield, Jr.



/s/ Gary P. Graphia                                     Director of EMCON/OWT, Inc., the sole member of the
----------------------------------------------          above named entities
                   Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  ARLINGTON AVENUE E VENTURE, LLC
                                  CAMDEN ROAD VENTURE, LLC
                                  GREAT SOUTHWEST PARKWAY VENTURE, LLC


                                  By:  LANDBANK PROPERTIES, L.L.C.
                                       As Sole Member


                                  By:                 *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  Chief Executive Officer and Chairman


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                      SIGNATURE                                                 CAPACITY
                      ---------                                                 --------
                                                        Chief Executive Officer and Chairman (Principal
                                                        Executive Officer) of LandBank Properties, L.L.C., the
                                                        sole member of the above named entities, and Director of
                                                        The LandBank Group, Inc., the sole member of LandBank
                    *                                   Properties, L.L.C., the sole member of the above named
   ----------------------------------                   entities
          T. A. Barfield, Jr.

                                                        Executive Vice President and Treasurer (Principal
                                                        Financial and Accounting Officer) of LandBank
                                                        Properties, L.L.C., the sole member of the above named
                                                        entities, and Director of The LandBank Group, Inc., the
                                                        sole member of LandBank Properties, L.L.C., the sole
                    *                                   member of the above named entities
   ----------------------------------
            Dirk J. Wild

                                                        Director of The LandBank Group, Inc., the sole member of
                                                        LandBank Properties, L.L.C., the sole member of the
                    *                                   above named entities
   ----------------------------------
        Daniel J. Shapiro



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  BENICIA NORTH GATEWAY II, L.L.C.
                                  CHIMENTO WETLANDS, L.L.C.
                                  HL NEWHALL II, L.L.C.
                                  JERNEE MILL ROAD, L.L.C.
                                  KATO ROAD II, L.L.C.
                                  KIP I, L.L.C.
                                  LANDBANK BAKER, L.L.C.
                                  MILLSTONE RIVER WETLAND SERVICES, L.L.C.
                                  OTAY MESA VENTURES II, L.L.C.
                                  PLATTSBURG VENTURE, L.L.C.
                                  RARITAN VENTURE I, L.L.C.



                                  By:                     *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



            SIGNATURE                                                 CAPACITY
            ---------                                                 --------
                                                     President (Principal Executive Officer) of the above
                                                     named entities and Director of The LandBank Group, Inc.,
                                                     the sole member of LandBank Properties, L.L.C., the sole
                    *                                member of the above named entities
   ----------------------------------
         T. A. Barfield, Jr.

                                                     Executive Vice President and Treasurer (Principal
                                                     Financial and Accounting Officer) of the above named
                                                     entities and Director of The LandBank Group, Inc., the
                                                     sole member of LandBank Properties, L.L.C., the sole
                    *                                member of the above named entities
   ----------------------------------
            Dirk J. Wild

                                                     Director of The LandBank Group, Inc., the sole member of
                                                     LandBank Properties, L.L.C., the sole member of the
                    *                                above named entities
   ----------------------------------
         Daniel J. Shapiro



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  LANDBANK PROPERTIES, L.L.C.



                                  By:                 *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  Chief Executive Officer and Chairman


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                             CAPACITY
                     ---------                                             --------
                                                        Chief Executive Officer and Chairman
                                                        (Principal Executive Officer) of the above
                    *                                   named entity and Director of The LandBank
    ----------------------------------                  Group, Inc., the sole member of the above
          T. A. Barfield, Jr.                           named entity

                                                        Executive Vice President and Treasurer
                                                        (Principal Financial and Accounting Officer)
                                                        of the above named entity and Director of The
                    *                                   LandBank Group, Inc., the sole member of the
   ----------------------------------                   above named entity
            Dirk J. Wild


                    *                                   Director of The LandBank Group, Inc., the sole
    ----------------------------------                  member of the above named entity
            Daniel J. Shapiro



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  LFG SPECIALITIES, L.L.C.


                                  By:            *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                             CAPACITY
                     ---------                                             --------
                                                        President (Principal Executive Officer) of the
                                                        above named entity and Director of EMCON/OWT,
                    *                                   Inc., the sole member of the above named entity
   ----------------------------------
           T. A. Barfield, Jr.

                                                        Executive Vice President and Treasurer
                    *                                   (Principal Financial and Accounting Officer)
   ----------------------------------                   of the above named entity
           Robert L. Belk

    /s/ Gary P. Graphia                                 Director of EMCON/OWT, Inc., the sole member
   ----------------------------------                   of the above named entity
          Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  NORWOOD VENTURE I, L.L.C.


                                  By:              *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  President



         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                               CAPACITY
                     ---------                                               --------
                                                          President (Principal Executive Officer) of the
                                                          above named entity and Director of The
                                                          LandBank Group, Inc., the sole member of
                    *                                     LandBank Properties, L.L.C., the sole member
   ----------------------------------                     of the above named entity
          T. A. Barfield, Jr.

                                                          Executive Vice President of Special Projects
                                                          and Treasurer (Principal Financial and
                                                          Accounting Officer) of the above named entity
                                                          and Director of The LandBank Group, Inc., the
                    *                                     sole member of LandBank Properties, L.L.C.,
   ----------------------------------                     the sole member of the above named entity
             Dirk J. Wild

                                                          Director of The LandBank Group, Inc., the sole
                    *                                     member of LandBank Properties, L.L.C., the
   ----------------------------------                     sole member of the above named entity
                 Daniel J. Shapiro



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  S C WOODS, L.L.C.

                                  By:  STONE & WEBSTER, INC.
                                       As Sole Member

                                  LFG SPECIALITIES, L.L.C.


                                  By:            *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                             CAPACITY
                    ---------                                             --------
                                                      President (Principal Executive Officer) and
                    *                                 Director of Stone & Webster, Inc., the sole
   ----------------------------------                 member of the above named entity
            Richard F. Gill

                                                      Vice President, Treasurer (Principal Financial
                    *                                 and Accounting Officer) and Director of Stone &
   ----------------------------------                 Webster, Inc., the sole member of the above
            Robert L. Belk                            named entity




*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SHAW CALIFORNIA, L.L.C.


                                  By:               *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                                                        President (Principal Executive Officer) of the
                                                        above named entity and Director of Shaw
                    *                                   Environmental, Inc., the sole member of the
   ----------------------------------                   above named entity
          T. A. Barfield, Jr.

                                                        Executive Vice President and Treasurer
                    *                                   (Principal Financial and Accounting Officer)
   ----------------------------------                   of the above named entity
            Dirk J. Wild

    /s/ Gary P. Graphia                                 Director of Shaw Environmental, Inc., the sole
   ----------------------------------                   member of the above named entity
             Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SHAW ENVIRONMENTAL LIABILITY
                                   SOLUTIONS, L.L.C.



                                  By:                *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  Chief Executive Officer and Chairman


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                                 CAPACITY
                     ---------                                                 --------
                                                          Chief Executive Officer and Chairman (Principal
                                                          Executive Officer) of the above named entity and
                    *                                     Director of Shaw E&I Investment Holdings, Inc.,
   ----------------------------------                     the sole member of the above named entity
           T. A. Barfield, Jr.

                                                          Executive Vice President and Treasurer (Principal
                    *                                     Financial and Accounting Officer) of the above
   ----------------------------------                     named entity
             Scott LaGrange

    /s/ Gary P. Graphia                                   Director of Shaw E&I Investment Holdings, Inc.,
   ----------------------------------                     the sole member of the above named entity
            Gary P. Graphia



*By: /s/ GARY P. GRAPHIA
    -----------------------------------
    Gary P. Graphia,
    Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SHAW JV HOLDINGS, L.L.C.


                                  By:                   *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                   *                                  President (Principal Executive Officer) of the
   ----------------------------------                 above named entity
                 James T. Early
                                                      Executive Vice President and Treasurer (Principal
                   *                                  Financial and Principal Accounting Officer) of
   ----------------------------------                 the above named entity
                 Robert L. Belk

                                                      Chairman of the Board of Directors of The Shaw
                   *                                  Group Inc., the sole member of the above named entity
   ----------------------------------
               J.M. Bernhard, Jr.


                   *                                  Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
                William H. Grigg


                   *                                  Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
                 L. Lane Grigsby


                   *                                  Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
                 David W. Hoyle

                     *                                Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
                Albert McAlister


                     *                                Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
             Charles E. Roemer, III


                     *                                Director of The Shaw Group Inc., the sole member
   ----------------------------------                 of the above named entity
              John W. Sinders, Jr.



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SHAW POWER SERVICES GROUP, L.L.C.
                                  SHAW SERVICES, L.L.C.


                                  By:                   *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                               CAPACITY
                    ---------                                               --------
                    *                                   President (Principal Executive Officer) of the
   ----------------------------------                   above named entities
            Richard F. Gill

                                                        Executive Vice President and Treasurer
                    *                                   (Principal Financial and Principal Accounting
   ----------------------------------                   Officer) of the above named entities
           Robert L. Belk

                                                        Chairman of the Board of Directors of The Shaw
                    *                                   Group Inc., the sole member of the above named
   ----------------------------------                   entities
         J.M. Bernhard, Jr.

                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
         William H. Grigg


                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
         L. Lane Grigsby


                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
         David W. Hoyle

                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
             Albert McAlister

                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
          Charles E. Roemer, III

                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entities
          John W. Sinders, Jr.



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SHAW REMEDIATION SERVICES, L.L.C.


                                  By:                   *
                                      -----------------------------------------
                                  Name:   T. A. Barfield, Jr.
                                  Title:  President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                               CAPACITY
                    ---------                                               --------
                    *                                   President (Principal Executive Officer) of the
   ----------------------------------                   above named entity
               T. A. Barfield, Jr.
                                                        Executive Vice President and Treasurer
                    *                                   (Principal Financial and Principal Accounting
   ----------------------------------                   Officer) of the above named entity
                  Dirk J. Wild

                                                        Chairman of the Board of Directors of The Shaw
                    *                                   Group Inc., the sole member of the above named
   ----------------------------------                   entity
               J.M. Bernhard, Jr.


                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
              William H. Grigg


                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
              L. Lane Grigsby


                    *                                   Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
              David W. Hoyle


                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
            Albert McAlister

                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
         Charles E. Roemer, III

                   *                                    Director of The Shaw Group Inc., the sole
   ----------------------------------                   member of the above named entity
          John W. Sinders, Jr.



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  STONE & WEBSTER CONSTRUCTION
                                    SERVICES, L.L.C.


                                  By:            *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                     SIGNATURE                                                CAPACITY
                     ---------                                                --------
                                                           President (Principal Executive Officer) of
                                                           the above named entity and Director of Stone
                   *                                       & Webster Construction, Inc., the sole member
   ----------------------------------                      of the above named entity
            Robert L. Belk

                                                           Vice President, Secretary, Treasurer
                                                           (Principal Financial and Accounting Officer)
                                                           of the above named entity and Director of
   /s/ Gary P. Graphia                                     Stone & Webster Construction, Inc., the sole
   ----------------------------------                      member of the above named entity
           Gary P. Graphia



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  STONE & WEBSTER SERVICES, L.L.C.


                                  By:            *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                                                        President (Principal Executive Officer) of the
                                                        above named entity and Director of Stone &
                   *                                    Webster, Inc., the sole member of the above
   ----------------------------------                   named entity
             Richard F. Gill

                                                        Executive Vice President
                                                        and Treasurer (Principal
                                                        Financial and Accounting
                                                        Officer) of the above
                                                        named entity and
                                                        Director of
                   *                                    Stone & Webster, Inc., the sole member of the
   ----------------------------------                   above named entity
             Robert L. Belk



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  SWINC ACQUISITION FIVE, L.L.C.


                                  By:             *
                                      -----------------------------------------
                                  Name:   Robert L. Belk
                                  Title:  Executive Vice President and Treasurer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                              CAPACITY
                    ---------                                              --------
                                                        Chairman and President (Principal Executive
                                                        Officer) of the above named entity and
                   *                                    Director of Stone & Webster, Inc., the sole
   ----------------------------------                   member of the above named entity
            Richard F. Gill

                                                        Executive Vice President
                                                        and Treasurer (Principal
                                                        Financial and Accounting
                                                        Officer) of the above
                                                        named entity and
                                                        Director of Stone & Webster, Inc.,
                   *                                    the sole member of the
   ----------------------------------                   above named entity
            Robert L. Belk



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.


                                  WHIPPANY VENTURE I, L.L.C.



                                  By:             *
                                      -----------------------------------------
                                  Name:   William P. Lynott
                                  Title:  President


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                               CAPACITY
                    ---------                                               --------
                   *                                    President (Principal Executive Officer) of the
   ----------------------------------                   above named entity
          William P. Lynott

                   *                                    Treasurer (Principal Financial and Accounting
   ----------------------------------                   Officer) of the above named entity
            Steve Betts

                   *                                    Director of The LandBank Group, Inc., the sole
   ----------------------------------                   member of LandBank Properties, L.L.C., the sole
        T. A. Barfield, Jr.                             member of the above named entity

                                                        Director of The LandBank Group, Inc., the sole
                   *                                    member of LandBank Properties, L.L.C., the sole
   ----------------------------------                   member of the above named entity
           Daniel J. Shapiro

                                                        Director of The LandBank Group, Inc., the sole
                   *                                    member of LandBank Properties, L.L.C., the sole
   ----------------------------------                   member of the above named entity
            Dirk J. Wild



* By: /s/ GARY P. GRAPHIA
     ---------------------------------
     Gary P. Graphia,
     Attorney-in fact

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana on May 21, 2003.

                                  ENVIROGEN, INC.
                                  MWR, INC.

                                  By:  /s/ T.A. BARFIELD, JR.
                                      -----------------------------------------
                                  Name:   T.A. Barfield, Jr.
                                  Title:  President

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Belk and Gary P. Graphia, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of the, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on May 21, 2003.



                    SIGNATURE                                               CAPACITY
                    ---------                                               --------

   /s/ T. A. BARFIELD, JR.                              President and Director
   ----------------------------------                   (Principal Executive Officer)
          T. A. Barfield, Jr.

   /s/ ROBERT L. BELK                                   Executive Vice President and Treasurer
   ----------------------------------                   (Principal Financial and Accounting Officer)
            Robert L. Belk

   /s/ GARY P. GRAPHIA                                  Director
   ----------------------------------
           Gary P. Graphia


                               INDEX TO EXHIBITS


3.1      Composite of the Restatement of the Articles of Incorporation of The
         Shaw Group Inc., as amended by (i) Articles of Amendment dated January
         22, 2001 and (ii) Articles of Amendment dated July 31, 2001
         (incorporated by reference to the designated Exhibit to the Company's
         Annual Report on Form 10-K for the fiscal year ended August 31, 2001).

3.2 Articles of Amendment of the Restatement of the Articles of Incorporation of The Shaw Group Inc. dated January 22, 2001
         (incorporated by reference to the designated Exhibit to the Company's
         Quarterly Report on Form 10-Q for the quarter ended February 28, 2001).

3.3 Articles of Amendment to Restatement of the Articles of Incorporation of The Shaw Group Inc. dated July 31, 2001 (incorporated by reference to the designated Exhibit to The Shaw Group Inc.'s Registration
         Statement on Form 8-A filed on July 30, 2001).

3.4      Amended and Restated By-Laws of The Shaw Group Inc. dated December 8,
         1993 (incorporated by reference to the designated Exhibit to The Shaw
         Group Inc.'s Annual Report on Form 10-K for the fiscal year ended
         August 31, 1994, as amended).

4.1 Specimen Common Stock Certificate (incorporated by reference to the designated Exhibit to the Company's Registration Statement on Form S-1 filed on October 22, 1993, as amended (No. 33-70722)).

4.2      Indenture dated as of May 1, 2001, between The Shaw Group Inc. and
         United States Trust Company of New York including Form of Liquid Yield
         Option(TM) Note Due 2021 (Zero Coupon-Senior) (Exhibits A-1 and A-2)
         (incorporated herein by reference to the designated Exhibit to the Company's Current Report on Form 8-K filed on May 11, 2001).

4.3      Rights Agreement, dated as of July 9, 2001, between The Shaw Group Inc.
         and First Union National Bank, as Rights Agent, including the Form of
         Articles of Amendment to the Restatement of the Articles of Incorporation of the Company as Exhibit A, the form of Rights
         Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to the designated Exhibit to the Company's Registration Statement on Form
         8-A filed on July 30, 2001).

4.4 Indenture dated as of March 17, 2003, by and among The Shaw Group Inc., the Subsidiary Guarantors party thereto, and The Bank of New York, as trustee (incorporated by reference to the designated Exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended February
         28, 2003).

4.5      Registration Rights Agreement dated as of March 17, 2003, by and among
         The Shaw Group Inc. and Credit Suisse First Boston LLC, UBS Warburg
         LLC, BMO Nesbit Burns Corp., Credit Lyonnais Securities (USA) Inc., BNP
         Paribas Securities Corp. and U.S. Bancorp Piper Jaffray Inc.
         (incorporated by reference to the designated Exhibit to the Company's
         Quarterly Report on Form 10-Q for the quarter ended February 28, 2003).

4.6      Form of 10-3/4% Senior Note Due 2010 (Included as Exhibit I to the
         Indenture incorporated by reference as Exhibit 4.4 hereto).

5.1* Opinion of Vinson & Elkins L.L.P. regarding the validity of the securities being registered.

5.2*     Opinion of Kantrow, Spaht, Weaver & Blitzer (A Professional Law
         Corporation) regarding the validity of the securities being registered.

10.1 The Shaw Group Inc. 1993 Employee Stock Option Plan, amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001).

10.2 The Shaw Group Inc. 1996 Non-Employee Director Stock Option Plan, amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001).

10.3 The Shaw Group Inc. 2001 Employee Incentive Compensation Plan, amended and restated through October 8, 2001 (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001).

10.4     The Shaw Group Inc. Stone & Webster Acquisition Stock Option Plan
         (incorporated by reference to the to the Company's Registration
         Statement on Form S-8 filed on June 12, 2001 (No 333-62856)).

10.5     Second Amended and Restated Credit Agreement dated as of February 28,
         2002, among The Shaw Group Inc. Bank One, NA, Firstar Bank, N.A.,
         Credit Lyonnais New York Branch and Union Planters Bank, N.A.
         (incorporated by reference to the designated Exhibit of the Company's
         Quarterly Report on Form 10-Q for the quarter ended February 28, 2002).

10.6     Employment Agreement dated as of April 10, 2001, by and between The
         Shaw Group Inc. and J.M. Bernhard, Jr. (incorporated by reference to the designated Exhibit to the Company's Annual Report on From 10-K for the fiscal year ended August 31, 2001).

10.7     Employment Agreement dated as of May 5, 2000, by and between The Shaw
         Group Inc. and Richard F. Gill and amended January 10,
         2001(incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August
         31, 2001).

10.8     Employment Agreement dated as of May 1, 2000, by and between The Shaw
         Group Inc. and Robert L. Belk (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000).

10.9     Employment Agreement dated as of July 10, 2002, by and between The Shaw
         Group Inc. and T. A. Barfield, Jr. (incorporated by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2002).

10.10    Asset Purchase Agreement, dated as of July 14, 2000, among Stone &
         Webster, Incorporated, certain subsidiaries of Stone & Webster,
         Incorporated and The Shaw Group Inc. (incorporated by reference to the designated Exhibit to the Company's Current Report on Form 8-K filed on July 28, 2000).

10.11 Composite Asset Purchase Agreement, dated as of January 23, 2002, by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc., including the following amendments:
         (i) Amendment No. 1, dated January 24, 2002, to Asset Purchase
         Agreement, (ii) Amendment No. 2, dated January 29, 2002, to Asset
         Purchase Agreement, and (iii) a letter agreement amending Section
         8.04(a)(ii) of the Asset Purchase Agreement, dated as of April 30,
         2002, between The IT Group, Inc. and The Shaw Group Inc. (incorporated herein by reference to designated Exhibit to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2002). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

10.12 Amendment No. 3, dated May 2, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. (incorporated herein by reference to the designated Exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2002). Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in Amendment No. 3 are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


10.13 Amendment No. 4, dated May 3, 2002, to Asset Purchase Agreement by and among The Shaw Group Inc., The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. (incorporated herein by reference to the designated Exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 16, 2002.)

10.14    Third Amended and Restated Credit Agreement, dated as of March 17,
         2003, by and among The Shaw Group Inc., as borrower, Credit Lyonnais
         New York Branch, as a joint arranger and sole book runner, Credit
         Suisse First Boston, as joint arranger, Harris Trust and Savings Bank and BNP Paribas co-syndication agents, U.S. Bank National Association, as documentation agent, and the other lenders signatory thereto.
         (incorporated herein by reference to Exhibit 99.1 to the Company's
         Current Report on Form 8-K filed with the Securities and Exchange
         Commission on March 19, 2003).

12.1 Computation of Ratios of Earnings and Fixed Charges (incorporated herein by reference to the designated Exhibit to the Company's Annual
         Report on Form 10-K for the fiscal year ended August 31, 2002.)

21.1 Subsidiaries of Shaw (incorporated herein by reference to the designated Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002).

23.1*    Consent of Ernst & Young LLP.

23.6*    Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.7*    Consent of Kantrow, Spaht, Weaver & Blitzer (A Professional Law
         Corporation) (included in Exhibit 5.2).

24.1* Powers of Attorney (included in the signature pages of this Registration Statement).

25.1 Statement of Eligibility on Form T-1 of The Bank of New York (filed herewith).


----------


* Previously filed.